SUBSCRIPTION AGREEMENT

Earnest Einstein

$225,000
Class A Preferred Stock

Common Stock par value $0.0001

at $0.045 (5 Million Shares)

The undersigned, on the terms and conditions herein set forth, tenders this subscription (“Agreement”) to the Offering (as hereinafter defined).

1.            Definitions.

(a)	"Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)	"Security or Securities” shall mean the securities offered under this subscription agreement by the Company named above.

(c)	“Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(d)	"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from-time to time.

2.            Subscription.

Subject to the terms and conditions hereof, the undersigned hereby agrees on the terms and conditions described herein to purchase and irrevocably subscribe for the securities described in this agreement effective upon tender in the manner described herein. Tender of the purchase price may be made in the manner and at the time set forth herein, by delivering to the Company of good funds payable to the Company.

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The undersigned acknowledges the following:

(a).	To effect a subscription for the Securities, the undersigned shall tender as described above the purchase price in full for the Securities subscribed for hereby at the time that this Agreement is delivered to the Company. The undersigned's subscription may be accepted in whole or in part, and may be rejected by the Company in its sole discretion. If accepted, the subscription proceeds when received by the Company will be deposited by the Company until deployed by the Company for the purpose of the Company. If accepted in part, any rejected portion of the subscription proceeds that have been remitted to the Company will be promptly refunded to the undersigned. Subscriptions shall be subject to allotment before and after acceptance.

(b).	If this offering is terminated prior to consummation, the Company shall return to the undersigned an amount equal to any cash tendered with the subscription.

Except as provided above, in the event that the offer to sell the Securities is terminated or in the event that his or her subscription is rejected by the Company in whole or in part for any reason, the undersigned shall have no claim against the Company of any kind or nature whatsoever, including any claim as to any interest in the Company or any property or assets proposed to be developed, owned and operated by the Company.

3.            Representations and Understandings.

The undersigned (jointly and severally if more than one,) hereby represents warrants and covenants as follows:

(a)          The undersigned acknowledges receipt of all information related to the company necessary for the investor to evaluate and make an investment decision. In evaluating the suitability of an investment in the Company, the undersigned has not relied on any representations or other information (whether written or oral) from the Company, except as expressly set forth in this Agreement. The undersigned also acknowledges that he or she has relied solely upon the information received from the Company and upon investigations made by him or her in making the decision to invest in the Company.

THE UNDERSIGNED IS AWARE THAT AN INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND HAS CAREFULLY CONSIDERED THE RISK FACTORS SPECIFIED IN THE LIMITED INVESTMENT.

(b)          The undersigned recognizes that the Investment and the information furnished by the Company do not constitute investment, accounting, tax or legal advice. Moreover, the undersigned is not relying on the Company with respect to the undersigned's tax and other economic circumstances in connection with his investment. In regard to the tax and other economic considerations related to this investment, the undersigned has relied on the advice of, or has consulted with, only his or her own professional advisors.

(d)          The undersigned is aware that the Securities are being offered and sold under exemptions from registration under the Securities Act including without limitation, the exemptions provided by Section 3(b) of the Securities Act, and Rule 504 of Regulation D, as well as exemptions under certain state securities laws for nonpublic offerings, and makes the following representations, declarations and warranties with the intent that the same shall be relied upon in determining his or her suitability as a subscriber for the Company Interests:

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(i)	The Securities hereby subscribed for are being acquired by the undersigned in good faith for his or her own personal account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the undersigned further represents that he or she does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(ii)	The undersigned represents that:

(1) The undersigned is either:

(A)	A natural person whose individual net worth, or joint net worth with his or her's spouse, at the time of the purchase of the Securities exceeds $1,000,000; or

(B)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his or hers’ spouse in excess of $300,000 in each of those years and has reasonable expectations of reaching the same income level in the current year; or

(C)	A trust with total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring the Securities, and for which a sophisticated person (as described in Rule 506 (b) (2) (ii) of Regulation D) makes all investment decisions; or

(D)	A director or executive officer of the Company; or

(E)	A tax exempt organization within the meaning of section 501(c)(3) of the Internal Revenue Code, or a corporation, Company, or similar business trust, which in each case has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Company Interests; or

(F)	A private business development Company as defined in section 202 (a) (22) of the Investment Advisers Act of 1940, as amended; or

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(G)	A bank as defined in section 3 (a) (2) of the Securities Act, or any savings and loan association or other institution as defined in section 3 (a) (5) (A) of the Securities Act, whether acting in an individual or fiduciary capacity; broker or dealer registered pursuant to section 15 of the Exchange Act; insurance Company as defined in section 2(13) of the Securities Act; investment Company, registered under the Investment Company Act of 1940, as amended, or a business development Company as defined in section 2 (a) (48) of that Act; small business investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; plan established and maintained by a state or its political subdivisions for the benefit of its employees which has total assets in excess of $5,000,000; or employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended: (x) which has total assets exceeding $5,000,000, or (y) for which a bank, savings and loan association, insurance Company or registered investment advisor makes investment decisions, or (z) if a self-directed plan, for which investment decisions are made solely by accredited investors; or

(H)	An entity in which all of the equity owners meet at least one of the criteria set forth in subparagraphs (A) through (G) above; or

(2)          If the undersigned is not one of the persons set forth in (A) through (H) hereinabove, than the undersigned (a) is able to bear the economic risks of an investment in the Securities, and to afford the complete loss of his or her investment, (b) has made other speculative investments, and, by reason of his or her business or financial experience or the business or financial experience of his or her professional advisors who are unaffiliated with and not compensated by the Company, or any affiliate thereof, directly or indirectly, could be reasonably assumed to have the capacity to protect his or her own interests in connection with the offering, or (c) has a pre-existing personal or business relationship with either the Company or any affiliate thereof, of such duration and nature as would enable a reasonably prudent purchaser of the Securities to be aware of the character, business acumen and general business and financial circumstances of the Company or affiliate thereof, and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of the offering, and (d) has a personal net worth (exclusive of home, home furnishings and personal automobiles) of at least $150,000 and an adjusted gross income of at least $125,000 for the two most recent years for which tax returns have been filed and has a reasonable expectation that his or her adjusted gross income for 2002, before adjustment for investment in the Securities will be comparable to his or her 2000 and 2001 adjusted gross incomes.

However, if the undersigned has advised the Company in writing that he or she does not meet the qualifications described above, then the undersigned will provide information about his or her qualifications and the Company shall decide, in its sole discretion, to accept or reject this subscription. The Company reserves the right, in its sole discretion, to accept or reject any subscription for Securities regardless of whether the undersigned meets the qualifications described in subparagraph (d) above.

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(e)          The undersigned represents, warrants and agrees that he or she will not sell or otherwise transfer the Securities without registration under applicable state securities laws or without an exemption therefrom, and is aware that he or she will be required to bear the financial risks of his or her purchase for an indefinite period of time because, among other reasons, the Securities have not been registered with any regulatory authority of any State and, therefore, cannot be transferred or resold unless they are subsequently registered under applicable state securities laws or an exemption from such registration is available. The undersigned also understands that the Company is under no obligation to register the Company Interests on his or her behalf or to assist him or her in complying with any exemption from registration under applicable state securities laws other than as may be set forth in this Agreement.

(f)          The undersigned recognizes that no federal or state agency has recommended or endorsed the purchase of the Securities or passed upon the adequacy or accuracy of the information set forth in the Investment, and that the Company is relying on the truth and accuracy of the representations, declarations and warranties of the undersigned contained herein.

(g)          The undersigned has at all times been given the opportunity to obtain reasonably requested additional information, to verify the accuracy of the information received and to ask questions of and receive answers from certain representatives of the Company concerning the terms and conditions of the offering and the nature and prospects of the Company's business.

(h)          The offer to sell the Securities was communicated to the undersigned directly by the Company by means of the Investment and not through any form of general advertising or solicitation such as advertisements or other communications in newspapers, magazines or other media, broadcasts on radio or television, seminars or promotional meetings or any generally circulated letter, circular (other than the Investment) or other written communication.

(i)          The undersigned recognizes that there may be no public market for the Securities, and that it is extremely unlikely that there will be such a market in the future since the Company is under no obligation to register the Securities under the Securities Act or any state securities laws; or to comply with any exemption available for the resale of Securities without registration. The transferability of the Securities will also be restricted. Furthermore, the laws of various states also may require transferees of the Securities to meet standards similar to those set forth in subparagraph (d) above. Thus, the undersigned realizes that he or she cannot expect to be able to liquidate his or her investment in the Company readily or at all in the case of an emergency.

(j)          The undersigned is purchasing the Securities for investment for his or her own account and not with a view to or for sale in connection with any distribution of the Securities to or for the accounts of others. The undersigned agrees that he or she will not dispose of the Securities hereby subscribed for, or any portion thereof or interest therein, unless and until counsel for the Company shall have determined that the intended disposition is permissible and does not violate the Securities Act or the rules and regulations of the Commission thereunder, or the provisions of any applicable state securities laws, or any rules or regulations thereunder.

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(k)          The undersigned recognizes that the purchase of a unit of Securities is a speculative investment and any financial forecasts or other estimates which may have been made by the Company merely represent predictions of future events which may or may not occur and are based on assumptions which may or may not occur. As a consequence, such financial forecasts or other estimates may not be relied upon to indicate the actual results which might be attained.

(l)          The undersigned, if a corporation, Company, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold Securities. Such entity has its principal place of business as set forth in the signature pages hereof. The undersigned hereby agrees to supply any additional written information that may be required by the Company.

(m)          The undersigned has not distributed the Investment to anyone other than the undersigned's professional advisor or legal or tax counsel, and no one except such professional advisor or counsel has used the Investment, and the undersigned has not made any copies thereof except such copies as may have been distributed to such professional advisor or counsel. The undersigned has not utilized the contents of the Investment for any purpose other than to evaluate an investment in the Securities and will return the Investment at the request of the Company.

(n)          If the undersigned is not a United States citizen, then he or she hereby represents that he or she has satisfied himself or herself to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Company Interests or any use of this Agreement, including (i) the legal requirements with his jurisdiction for the purchase of Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such subscription by the undersigned and payment for, and his or her continued beneficial ownership of the Company Interests will not violate any applicable securities or other laws of his jurisdiction.

(o)          The undersigned understands and agrees that depending upon his or her state of residence, a legend in substantially the following form may be placed on all certificates evidencing the Securities:

THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE TEXAS SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE TEXAS SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

(p)          The undersigned agrees that this subscription is subject to each of the following terms and conditions:

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(i)	The Company shall have the right to accept or reject this subscription in whole or in part, for any reason, in its sole and absolute discretion. If all or any part of the subscription is not accepted, the Company will return the subscription or rejected part thereof to the undersigned without - any interest earned thereon. Subscriptions shall be subject to allotment before and after acceptance.

(ii)	The Securities to be acquired on account of this subscription will be acquired in the name of and be delivered only to the undersigned.

(iii)	Except as otherwise provided herein, neither this subscription nor any agreement of the undersigned hereunder may be canceled, terminated or revoked by the undersigned without the prior written consent of the Company, and this subscription and all such agreements shall survive the death, disability or dissolution of the undersigned.

(iv)	The undersigned acknowledges the restrictions and limitations set forth in the Investment and specifically agrees thereto.

4.          Indemnification.

The undersigned shall indemnify and hold the Company and its respective agents and employees, and each of them, harmless from and against any and all loss, damage, liability or expense, including reasonable attorneys' fees and costs, which the Company may incur by reason of or in connection with any misrepresentation made by the undersigned, any breach of the undersigned's representations and warranties or the failure of the undersigned to fulfill any of his or her covenants or agreements under this Agreement.

5.          Binding Agreement.

This Agreement and the representations and warranties contained herein shall be binding upon and inure to the benefit of any heirs, executors, administrators, successors and assigns of the undersigned, and shall survive the purchase and issuance of the Company Interests.

6.          Special Suitability Standards.

The undersigned acknowledges that there may be other investor suitability standards in different states which may be more stringent than those set forth in this Agreement and which may, directly or indirectly, apply to the undersigned.

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7.          Amendment and Modification.

Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

8.          Counterparts.

This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

9.          Entire Agreement.

This Agreement contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

15.	The undersigned will take title to his or her Securities as follows: (please fill in)

_____ A Single Person

_____ Community Property

_____ Joint Tenants with Right of Survivorship

_____ A Married (man) (woman) as (his) (her) Separate Property

__X___ Other: (Corporation, Company, Trust, etc.)

IMPORTANT: Potential investors should seek the advice of their attorneys or other professional advisors in deciding in which of the above forms they should take ownership of the securities, since different forms of ownership can have varying gift tax, estate tax, income tax and other consequences, depending upon the state of the investor's domicile and their particular personal circumstances.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 16th day of January, 2011.

Name:	Bensata Corporation
Houston, Texas

Total Investment $225,000

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###-##-####	//s// Kwang Kim
Social Security or Federal Tax	Signature of Subscriber
Identification Number

Social Security or Federal Tax	Signature of Joint Subscriber
Identification Number	(if any)

(The above information must be provided in its entirety. Any failure to complete all of the above information may result in rejection of or delay of acceptance of this Agreement)

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